Exhibit 10.6.1

AMENDMENT NO. 2

TO DISTRIBUTION AGREEMENT

This Amendment No. 2 takes effect June 15,2006 (the “Amendment No. 2 Effective Date”), between HemoSense, Inc. (“HemoSense”), a corporation with an office at 651 River Oaks Parkway, San Jose, CA 95134, and Medline Industries, Inc. (“Medline”), an Illinois corporation with an office at One Medline Place, Mundelein, IL 60060.

BACKGROUND

A.	HemoSense and Medline entered into a Distribution Agreement with an effective date as of June 30th, 2004, which the parties amended pursuant to an Amendment No. 1 having an effective date of June 17, 2005 (collectively, the “Agreement”).

B.	The parties now wish to amend the Agreement as provided in this Amendment No. 2.

The parties therefore agree as follows:

AGREEMENT

1.	Defined Terms. All defined terms that are used in this Amendment No. 2 have the meanings set forth in the Agreement, unless otherwise defined in this Amendment No. 2.

2.	Modifications. The Agreement is hereby modified as follows:

a)	Section 3.4 is deleted and replaced with the following:

“Commencing no later than June 30, 2006, MEDLINE will maintain [***] an inventory of each Product, excluding meters and totes, in those MEDLINE distribution centers that Medline selects, to meet the reasonably anticipated demands of MEDLINE’s CHANNEL END USER customers throughout the entire TERRITORY.”

b)	The final paragraph of Article 10 (which was added pursuant to Section 2(g) of Amendment No. 1), is deleted and replaced with the following:

“Commencing June 30, 2006, and provided MEDLINE is in compliance with its obligations under Section 3.4, HEMOSENSE will offer the [***].

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Annual Strip Purchase Quantity	Price (48 pack / Per Test)
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]

“An additional $[***] price reduction if strips are purchased in standard HEMOSENSE cases of [***] or [***] standard HEMOSENSE boxes (each box containing [***] strips).

Annual Purchase Quantity	Price / Meter (1 Yr. Warranty)
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

“At the beginning of each calendar year, HEMOSENSE may estimate the average price to be paid by MEDLlNE for Product strips and meters in such year under the above chart based on MEDLlNE’s estimated volume requirements, and may charge MEDLINE such estimated price for Product strips and meters purchased by MEDLlNE in such year. Within 90 days after the end of such year, HEMOSENSE shall issue a credit or debit memo, as appropriate, based on the prices that should have applied in such year under the above chart based on the actual volume of Product strips MEDLINE purchased in such year.”

c)	Section 11.2 is deleted and replaced with the following:

“All prices are F.O.B. [***] within the TERRITORY; provided that to the extent HEMOSENSE ships Product directly to a CHANNEL END USER at MEDLINE’s request, prices shall be F.O.B. [***] HEMOSENSE shall package the products in accordance with accepted, standard commercial practices for a normal shipment considering the type of item involved and normal risks encountered in shipment. Risk of loss to all Products shall pass to MEDLlNE at the F.O.B. point applicable under this Section 11.2, and

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

MEDLINE shall be responsible for all freight and shipping costs from the F.O.B. point applicable under this Section 11.2.”

Each Party waives and releases any and all claims against the other Party for any breach of the Agreement to the extent occurring prior to the date of this Amendment No. 2, including but not limited to all claims for unpaid freight and handling fees and the claims referenced in HEMOSENSE’s notice of breach dated January 30,2006. For clarity, neither Party is waiving claims for any breaches that may occur after the date of this Amendment No. 2, and HEMOSENSE is not waiving claims for payment of Product prices invoiced prior to the date of this Amendment No. 2 but not yet paid by MEDLINE.

d)	The first sentence of Article 12 is deleted and replaced with the following:

“From the date of this Amendment No. 2 through June 30, 2007, all invoice balances for products shipped are due within ten (10) days after the date of receipt of the Products by MEDLINE or the customer. Thereafter, all invoice balances for products shipped are due within 30 days after the date of the invoice and receipt of product.”

e)	The following is added at the end of Section 13.2:

“It is acknowledged that effective June 30, 2006, HEMOSENSE’s minimum order amount is $[***] per order. In the event MEDLINE places an order in an amount less than $[***] that HEMOSENSE accepts, HEMOSENSE will assess MEDLINE a drop ship fee of $[***] per order. This minimum order amount shall not apply to shipments of meters or carrying totes purchased by MEDLINE from HEMOSENSE.”

3.	No Other Modifications. Except as specifically provided in this Amendment No. 2, the terms and conditions of the Agreement remain unchanged.

4.	Counterparts. The parties may execute this Amendment No. 2 in one or more counterparts, each of which is an original, but all of which constitute but one and the same instrument.

5.	Effectiveness. This Amendment No. 2 shall be considered void and of no force or effect unless executed by both Parties prior to June 15, 2006.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Signed:

HemoSense, Inc.		Medline Industries, Inc.

By:	/s/ Timothy Still	By:.	/s/ Hunter L Banks
Print Name:	Timothy Still	Print Name:	Hunter L Banks
Title:	SVP Sales & Marketing	Title:	President Preferred Health Care
Date:	June 15, 2006	Date:	June 15, 2006

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.